                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 1997.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/ Phyllis A. Knight
                                ---------------------------
                                Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                    CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                    TRUST ACCOUNT #80-4667300
                    REMITTANCE DATE: 3/17/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                 $5,248,860.17

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            5,248,860.17

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.71%)               5.71%
          b. Class A-1 Interest                         98,303.99  3.01361100
          c. Class A-2 Remittance Rate(6.05%)               6.05%
          d. Class A-2 Interest                        207,947.74  3.19305551
          e. Class A-3 Remittance Rate(6.23%)               6.23%
          f. Class A-3 Interest                        188,218.16  3.28805548
          g. Class A-4 Remittance Rate(6.49%)               6.49%
          h. Class A-4 Interest                        303,448.78  3.42527774
          i. Class A-5 Remittance Rate(6.86%)               6.86%
          j. Class A-5 Interest                        201,972.69  3.62055553
          k. Class A-6 Remittance Rate(7.29%)               7.29%
          l. Class A-6 Interest                        478,575.14  3.84750004

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                        .00         .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 2

                   CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                   TRUST ACCOUNT #80-4667300
                   REMITTANCE DATE: 3/17/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
(4)Remaining:
          a. Unpaid Class A Interest
               Shortfall                                 .00              .00

B. Principal
   (5) Formula Principal Distribution
        Amount                                  3,474,745.75              N/A
       a. Scheduled Principal                     285,388.81              N/A
       b. Principal Prepayments                 2,272,188.75              N/A
       c. Liquidated Contracts                           .00              N/A
       d. Repurchases                                    .00              N/A
       e. Current Month Advanced Principal        917,168.19              N/A
       f. Prior Month Advanced Principal                 .00              N/A

   (6) Pool Scheduled Principal Balance       497,442,422.44

  (6b) Adjusted Pool Principal Balance        496,525,254.25     993.05050850
  (6c) Pool Factor                                0.99305051

   (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date          .00

   (8) Class A Percentage for such Remittance
        Date                                          92.50%

   (9) Class A Percentage for the following
        Remittance Date                               92.45%

  (10) Class A Principal Distribution:
       a. Class A-1                   3,474,745.75  106.52194206
       b. Class A-2                            .00           .00
       c. Class A-3                            .00           .00
       d. Class A-4                            .00           .00
       e. Class A-5                            .00           .00
       f. Class A-6                            .00           .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 3

                   CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                   TRUST ACCOUNT #80-4667300
                   REMITTANCE DATE: 3/17/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
      (11)    Class A-1 Principal Balance        29,145,254.25   893.47805794
      (11a)   Class A-1 Pool Factor                  .89347806

      (12)    Class A-2 Principal Balance        65,125,000.00   1000.0000000
      (12a)   Class A-2 Pool Factor                 1.00000000

      (13)    Class A-3 Principal Balance        57,243,000.00   1000.0000000
      (13a)   Class A-3 Pool Factor                 1.00000000

      (14)    Class A-4 Principal Balance        88,591,000.00   1000.0000000
      (14a)   Class A-4 Pool Factor                 1.00000000

      (15)    Class A-5 Principal Balance        55,785,000.00   1000.0000000
      (15a)   Class A-5 Pool Factor                 1.00000000

      (16)    Class A-6 Principal Balance       124,386,000.00   1000.0000000
      (16a)   Class A-6 Pool Factor                 1.00000000

 (17) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 4

                    CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                    TRUST ACCOUNT #80-4667300
                    REMITTANCE DATE: 3/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

      (18)   31-59 days                          501,238.47           9

      (19)   60 days or more                      70,635.00           1

      (20)   Current Month Repossessions                .00           0

      (21)   Repossession Inventory                     .00           0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date    .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                               n/a%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date   .10%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                               n/a%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 5

                   CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                   TRUST ACCOUNT #80-4667300
                   REMITTANCE DATE: 3/17/97

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
          9.5% thereafter)                                                    0%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date                 .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                                0%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                 15.25%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                          .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                   7.50%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 6

                             CUSIP#'S 393505-SK9
                             TRUST ACCOUNT #80-4149300
                             REMITTANCE DATE: 3/17/97

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                                295,647.92

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.22%,
          unless Weighted Average Contract
          Rate is below 7.22%)                           7.22%
      b.  Class M-1 Interest                        147,659.03      3.81055561

(30)  Amount applied to Class M-1 Interest
        Deficiency Amount                                 .00                0

(31)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                 .00                0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00                0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00                0

B.    Principal
(34)  Formula Principal Distribution Amount               .00              N/A
      a.  Scheduled Principal                             .00              N/A
      b.  Principal Prepayments                           .00              N/A
      c.  Liquidated Contracts                            .00              N/A
      d.  Repurchases                                     .00              N/A

(35)  Class M-1 Principal Balance               38,750,000.00    1000.00000000
(35a) Class M-1 Pool Factor                        1.00000000


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 7

                           CUSIP#'S   393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 3/17/97

(36) Class M-1 Percentage for such Remittance
     Date                                                .00%

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------

(37) Class M-1 Principal Distribution:
       a.  Class M-1 (current)                            .00    0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                           .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date           .00

(39) Class M-1 Percentage for the following
     Remittance Date                                     .00%


Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                 147,988.89

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)      7.23%

(3)  Aggregate Class B1 Interest                     76,316.67   3.81583350

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                 .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00          .00


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 8

                           CUSIP#'S   393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 3/17/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                               .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                               .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                        .00

(8a) Class B Percentage for such Remittance Date                     .00


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)             .00

     (10a) Class B1 Principal Shortfall                      .00

     (10b) Unpaid Class B1 Principal Shortfall               .00

     (11)  Class B Principal Balance               37,500,000.00

     (12)  Class B1 Principal Balance              20,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                       71,672.22

(14) Class B-2 Remittance Rate (7.76%
     unless Weighted Average Contract
     Rate is less than 7.76%)                               7.76%

(15) Aggregate Class B2 Interest                       71,672.22    4.09555543


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             FEBRUARY 1997 - Page 9

                           CUSIP#'S   393505-RA2.RB0
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 3/17/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00          .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall        .00          .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(19)  Class B2 Principal Liquidation Loss Amount           .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                 .00

(21)  Guarantee Payment                                    .00

(22)  Class B2 Principal Balance                 17,500,000.00

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                     -------       ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                   .00

(24)  3% Guarantee                                       .00

(25)  Class C Residual Payment                           .00


                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            FEBRUARY 1997 - Page 10

                           CUSIP#'S 393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 3/17/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                               .00

(29) Repossessed Contracts Remaining
     in Inventory                                        .00

(30) Weighted Average Contract Rate                 10.31941